Exhibit 10.8.d

FOURTH AMENDMENT TO TRUST AGREEMENT BETWEEN

FIDELITY MANAGEMENT TRUST COMPANY AND

FMC CORPORATION

THIS FOURTH AMENDMENT, effective as of the first day of July, 2005, except as otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and FMC Corporation (the “Sponsor”);

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated and restated September 28, 2001, with regard to the FMC Corporation Nonqualified Savings and Investment Plan (the “Plan”); and

WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(b) of the Trust Agreement, as follows: (i) on July 1, 2005, to liquidate all participant balances held in the PIMCO Total Return Fund - Administrative Class at its net asset value on such day, and to invest the proceeds in the PIMCO Total Return Fund - Institutional Class at its net asset value on such day; (ii) to redirect all participant contributions directed to the PIMCO Total Return Fund - Administrative Class after July 1, 2005 to be invested in the PIMCO Total Return Fund - Institutional Class; and (iii) to permit no further investments in the PIMCO Total Return Fund - Administrative Class as an investment option for the Plan after July 1, 2005; and

WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(b) of the Trust Agreement, as follows: (i) on July 1, 2005, to liquidate all participant balances held in the Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio - Adviser Class at its net asset value on such day, and to invest the proceeds in the Morgan Stanley Institutional Fund Trust: Mid Cap Growth Portfolio - Institutional Class at its net asset value on such day; (ii) to redirect all participant contributions directed to the Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio - Adviser Class after July 1, 2005 to be invested in the Morgan Stanley Institutional Fund Trust: Mid Cap Growth Portfolio - Institutional Class; (iii) to permit no further investments in the Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio - Adviser Class as an investment option for the Plan after July 1, 2005; and

WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(b) of the Trust Agreement, as follows: (i) on July 1, 2005, to liquidate all participant balances held in the Royce Special Equity - Investor Class at its net asset value on such day, and to invest the proceeds in the Royce Special Equity - Institutional Class at its net asset value on such day; (ii) to redirect all participant contributions directed to the Royce Special Equity - Investor Class after July 1, 2005 to be invested in the Royce Special Equity - Institutional Class; (iii) to permit no further investments in the Royce Special Equity - Investor Class as an investment option for the Plan after July 1, 2005; and

WHEREAS, the parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 16 thereof;

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NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)	Amending and restating Schedule “A”, in its entirety, as attached hereto.

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

FMC CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Kenneth R. Garrett	July 8, 2005	By:	/s/ Rebecca Hayes Ethier	9/19/05
	Kenneth R. Garrett	Date		FMTC Authorized Signatory	Date

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Schedule “A”

RECORDKEEPING AND ADMINISTRATIVE SERVICES

*	The Trustee will provide only the recordkeeping and administrative services set forth on this Schedule “A” and no others.

Administration

*	Establishment and maintenance of Participant account and election percentages.

•	Maintenance of the following Plan investment options:

•	Allianz CCM Emerging Companies Fund - Institutional Class (Formally known as PIMCO CCM Emerging Companies Fund)

•	Clipper Fund

•	Fidelity Blue Chip Growth Fund

•	Fidelity Capital & Income Fund

•	Fidelity Diversified International Fund

•	Fidelity Freedom 2000 Fund®

•	Fidelity Freedom 2010 Fund®

•	Fidelity Freedom 2020 Fund®

•	Fidelity Freedom 2030 Fund®

•	Fidelity Freedom 2040 Fund®

•	Fidelity Freedom Income Fund®

•	Fidelity Low-Priced Stock Fund

•	Fidelity Magellan® Fund

•	Fidelity Puritan® Fund

•	Fidelity Retirement Government Money Market Portfolio

•	Fidelity U.S. Equity Index Commingled Pool

•	FMC Stock Fund

•	Managed Income Portfolio II - Class 2

•	Morgan Stanley Institutional Fund Trust: Mid Cap Growth Portfolio - Institutional Class

•	Mutual Qualified Fund - Class Z

•	PIMCO Total Return Fund - Institutional Class

•	Royce Special Equity - Institutional Class

•	Sequoia Fund, Inc.

•	Spartan® International Index Fund

*	Maintenance of the following money classifications:

•	Basic

•	Supplemental

•	Co Match-Deferred Comp.

•	Basic pre-tax

•	Supplemental pre-tax

•	Company Match

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•	Supplemental Base Sal. (class year accounting)

•	Supplemental Bonus (class year accounting)

Processing

*	Processing of Mutual Fund trades and Sponsor Stock.

*	Maintain and process changes to Participants’ prospective investment mix elections.

*	Process exchanges between investment options on a daily basis.

*	Provide monthly processing consolidated payroll contribution data via a consolidated magnetic tape.

*	Provide monthly reconciliation and processing of Participant withdrawal requests as approved and directed by the Sponsor.

OTHER

*	Prepare, reconcile and deliver a monthly Trial Balance Report presenting all money classes and investments. This report is based on the market value as of the last business day of the month. The report will be delivered not later than thirty (30) days after the end of each month in the absence of unusual circumstances.

*	Prepare, reconcile and deliver a Quarterly Administrative Report presenting both on a Participant and a total plan basis all money classes, investment positions and a summary of all activity of the Participant and plan as of the last business day of the quarter. The report will be delivered not later than thirty (30) days after the end of each quarter in the absence of unusual circumstances.

*	Provide such other reports as mutually agreed upon by the parties.

*	Provide Participants with the opportunity to generate electronic statements via NetBenefits for activity during the requested time period. Upon Participant request, Fidelity will provide paper statements via first class mail.

*	Provide monthly trial balance.

*	Prepare and mail to the Participant, a confirmation of the transactions exchanges and changes to investment mix elections within five (5) business days of the Participants instructions.

*	Provide access to Plan Sponsor Webstation (PSW). PSW is a graphical, Windows-based application that provides current Plan and Participant-level information, including indicative data, account balances, activity and history.

*	Provide Mutual Fund tax reporting (Forms 1099 Div. and 1099-B) to the Sponsor.

*	Provide federal and state tax reporting and withholding on benefit payments made to Participants and beneficiaries in accordance with Section 4 of this Agreement.

Communication Services.

*	Provide employee communications describing available investment options, including multimedia informational materials and group presentations.

*	Fidelity PortfolioPlanner (SM), an internet-based educational service for Participants that generates target asset allocations and model portfolios customized to investment options in the Plan(s) based upon methodology provided by Strategic Advisers, Inc., an affiliate of the Trustee. The Sponsor acknowledges that it has received the ADV Part II for Strategic Advisers, Inc. more than 48 hours prior to executing the Trust.

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